                                                                    Exhibit 10-a

                           FIRST AMERICAN CORPORATION
                      DIRECTOR'S DEFERRED COMPENSATION PLAN
                      -------------------------------------


                                    ARTICLE I
                                     Purpose
                                     -------

         The purpose of the Plan is to provide each eligible Director of First American Corporation and each eligible Director of each subsidiary of First American Corporation with the opportunity of deferring his or her compensation as a Director until after termination of services as a Director. The Plan is intended to establish a method of paying Directors' compensation which will aid First American Corporation and its subsidiaries in attracting and retaining as members of their respective Boards the persons whose abilities, experience and judgment can contribute to the continued progress of the Corporation.

                                   ARTICLE II
                                   Definitions
                                   -----------

         When used in the Plan, the following words and phrases have the indicated meanings, except where the contrary is expressly stated:

         2.1   "Board" means one or more of the Boards of Directors of the
                -----
Corporation and its subsidiaries.

         2.2   "Committee" means the Human Resources Committee of the Board of
                ---------
Directors of First American Corporation which shall administer the Plan as provided in Section 6.2 hereof.

         2.3   "Common Stock" means the $5.00 par value common stock of First
                ------------
American Corporation.

         2.4   "Corporation" means First American Corporation or a subsidiary of
                -----------
First American Corporation.

         2.5   "Deferrable Compensation" means all fees payable to a Director
                -----------------------
for services on a Board, including Board fees, committee fees, retainers and compensation payable for services rendered as a Director of a Corporation.

         2.6   "Deferred Compensation" means compensation deferred pursuant to
                ---------------------
this Plan.

         2.7   "Deferred Compensation Account" means the account established by
                -----------------------------
the Corporation for each Participant for compensation deferred pursuant to this Plan which bears interest as described in Section 4.2. (a) below. The maintenance of individual Deferred Compensation Accounts is for bookkeeping purposes only.

         2.8   "Deferred Compensation Election Form" means the form by which
                -----------------------------------
eligible Directors elect to become Participants.

         2.9   "Director" or "Directors" means a member or members of a Board of
                --------      ---------
a Corporation, or committee of a Board of a Corporation, including any "senior director" or "advisory director".

         2.10  "Former Participant" means a Participant who, having terminated
                ------------------
participation in the Plan by giving written notice thereof to the Committee, ceases to participate in the Plan as of the last day of the calendar year in which notice is given.

         2.11  "Market Value" means the closing price of the shares of Common
                ------------
Stock on the National Association of Securities Dealers Automated Quotation System (NASDAQ) on the day on which such value is to be determined or, if no such shares where traded on such day, on the next preceding day on which such shares were traded; provided, however, that if at any relevant time the shares of Common Stock are not traded on the NASDAQ, then "Market Value" shall be determined by reference to the closing "asked" price of the shares in the over-the-counter market as reported by any other national exchange or quotation service.

         2.12  "Participant" means an eligible Director who has elected to
                -----------
participate in the Plan and to defer compensation on the terms and conditions set forth herein.

         2.13  "Plan" means the Directors' Deferred Compensation Plan as
                ----
described herein and as amended from time to time.

         2.14  "Stock Account" means the account established by the Corporation
                -------------
for each Participant, the performance of which shall be measured by reference to the Market Value of Common Stock. The maintenance of individual Stock Accounts is for bookkeeping purposes only.

         2.15  "Terminated Participant" means a Participant whose tenure as a
                ----------------------
Director has terminated because of resignation, removal, retirement, permanent disability or death.

         2.16  "Valuation Date" means each business day.
               --------------

                                   ARTICLE III
                                   Eligibility
                                   -----------


         3.1   Eligible Directors. Each Director who receives Deferrable
               ------------------
Compensation shall be eligible to participate in the Plan. Participation in the Plan shall be entirely voluntary.

         3.2   Election to participate. In order to participate in the Plan for
               -----------------------
a particular calendar year, an eligible Director must make a valid election by executing and filing with the committee a Deferred Compensation Election Form. The Deferred Compensation Election Form shall contain:


               (a) a statement that the Director elects to defer all or a stated percentage (in any 5% increment) of his or her Deferrable Compensation for such calendar year;

               (b) a statement that the election applies to such calendar year and to each succeeding calendar year during all or part of which the Director remains eligible or until the calendar year following the year in which the Director files with the Committee a revised Deferred Compensation Election Form or a written revocation of his or her election to participate;

               (c) a statement that the election is irrevocable after the commencement of such calendar year; and

               (d) the portion of the Deferrable Compensation to be credited to the Participant's Deferred Compensation Account and Stock Account, respectively.

         3.3   Commencement of Participation. An Eligible Director who has filed
               -----------------------------
a Deferred Compensation Election Form shall be admitted to the Plan effective on the January 1 of the year following the year in which he has made the election, except as follows:

               (a)   Incumbent Directors. A Director incumbent on the date of
                     -------------------
                     the adoption of the Plan shall be admitted to the Plan as of the effective date of the adoption of the Plan if a valid election is made prior to or coincident with the effective date of the Plan;

               (b)   New Directors. A newly elected Director shall be admitted
                     -------------
                     to the Plan as of the first day of his or her term in office, provided the election is made before commencement of such term of office.

         3.4   Termination of Participation and Readmission. A Participant may
               --------------------------------------------
terminate participation in the Plan during his or her continued tenure in office at any time by giving written notice thereof to the Committee. Such notice shall be effective to terminate participation as of the last day of the calendar year in which notice is given, and such Participant shall thereupon become a Former Participant. Any Former Participant may again become a Participant in the Plan by executing a new Deferred Compensation Election Form as provided in Section 3.2.

                                  ARTICLE IV

                     Deferral of Payment of Compensation and
       Establishment of Deferred Compensation Account and/or Stock Account
       -------------------------------------------------------------------

         4.1   Deferral of Compensation. Upon the Committee's receipt of a
               ------------------------
Director's valid election, the Committee shall notify the Corporation for which the Director serves and such Corporation shall defer payment of the Deferrable Compensation earned by the Director following the effective date of his or her participation in the Plan until said Deferred Compensation becomes payable under the terms of this Plan. The Corporation shall establish an unfunded individual Deferred Compensation Account and/or Stock Account, as applicable, for such Director and shall credit to the Deferred Compensation Account and/or Stock Account, as instructed, all of the Deferred Compensation which would otherwise have been payable to such Director for the calendar year to which the election applies. Deferred Compensation shall be credited as of the first day of the month following the month in which the Director has earned such compensation.

         4.2   Hypothetical Investments.
               ------------------------

               (a)   Deferred Compensation Account. The amount of each
                     -----------------------------
                     Director's Deferred Compensation Account shall accrue interest, compounded monthly (on a 30 day month, 360 day year basis), from the day the Deferred Compensation is credited to the Deferred Compensation Account to the date payment is made at an annual rate equal to the simple interest bond equivalent yield reported on the first U.S. Government bond listed in the Wall Street Journal maturing in the next calendar year as of the close of business of the first business day of each year.

               (b)   Stock Account. Amounts in a Participant's Stock Account are
                     -------------
                     hypothetically invested in units of Common Stock. Amounts deferred into a Stock Account are recorded as units of Common Stock, and fractions thereof, with one unit equating to a single share of Common Stock. Thus, the value of one unit shall be the Market Value of a single share of Common Stock. The use of units is merely a bookkeeping convenience; the units are not actual shares of Common Stock. The Corporation will not reserve or otherwise set aside any Common Stock for or to any Stock Account.

         4.3   Communication of Account Balances. As of each December 31, the
               ---------------------------------
Committee shall communicate in writing to each Participant, Former Participant and Terminated Participant the value of his or her Deferred Compensation Account and/or Stock Account.

                                    ARTICLE V
                        Investments in the Stock Account
                        --------------------------------

         5.1.  Election Into the Stock Account. If a Participant elects to defer
               -------------------------------
compensation into his or her Stock Account, his or her Stock Account shall be credited, as of the date described in Section 5.2, with that number of units of Common Stock, and fractions thereof, obtained by dividing the dollar amount to be deferred into the Stock Account by the Market Value of the Common Stock as of such date.

         5.2   Dividend Equivalents. Effective as of the payment date for each
               --------------------
cash dividend on the Common Stock, the Stock Account of each Participant who had a balance in his or her Stock Account on the record date for such dividend shall be credited with a number of units of Common Stock, and fractions thereof, obtained by dividing (i) the aggregate dollar amount of such cash dividend payable in respect of such Participant's Stock Account (determined by multiplying the dollar value of the dividend paid upon a single share of Common Stock by the number of units of Common Stock held in the Participant's Stock Account on the record date for such dividend); by (ii) the Market Value of the Common Stock on the payment date for such cash dividend.

         5.3   Stock Dividends. Effective as of the payment date for each stock
               ---------------
dividend on the Common Stock, additional units of Common Stock shall be credited to the Stock Account of each Participant who had a balance in his or her Stock Account on the record date for such dividend. The number of units that shall be credited to the Stock Account of such a Participant shall equal the number of shares of Common Stock, and fractions thereof, which the Participant would have received as stock dividends had he or she been the owner on the record date for such stock dividend of the number of shares of Common Stock equal to the number of units credited to his or her Stock Account on such record date.

         5.4   Adjustment. If, as a result of a reclassification,
               ----------
recapitalization, merger, reorganization, or other change in the Corporation's structure affecting the Common Stock, the outstanding shares of Common Stock shall be changed into a greater number or smaller number of shares, the number of units credited to a Participant's Stock Account shall be appropriately adjusted on the same basis.

         5.5   Distributions. Amounts in respect of units of Common Stock shall
               -------------
be distributed in cash. The number of units to be distributed from a Participant's Stock Account shall be valued by multiplying the number of such units by the Market Value of the Common Stock as of the Valuation Date immediately preceding the date such distribution is to occur.

         5.6   Responsibility for Investment Choices. Each Participant is solely
               -------------------------------------
responsible for any decision to defer compensation into his or her Stock Account and accepts all investment risks entailed by such decision, including the risk of loss and a decrease in the value of the amounts he or she elects to defer into his or her Stock Account.

         5.7   Liquidation of Stock Account. Upon the date that a Participant
               ----------------------------
ceases to serve on the Board, the entire balance, if any, of the Participant's Stock Account shall automatically be transferred to his or her Deferred Compensation Account. For purposes of valuing the units of Common Stock subject to such a transfer, the approach described in Section 5.5 shall be used.

                                   ARTICLE VI

                      Distribution of Deferred Compensation
                      -------------------------------------

     6.1   Time of Payment of Deferred Compensation. The Deferred Compensation
           ----------------------------------------
Account of any Former Participant or Terminated Participant shall become payable as of the first day of the calendar year following the termination of the tenure of the Former Participant or Terminated Participant as a Director by reason of resignation, removal, permanent disability, death, retirement or any other cause. The amount payable under the Plan shall be determined by the Committee promptly after such disability, death, retirement or other termination is communicated to the Committee by the Board of the Corporation for which the Director served. The Committee shall, upon receiving notification and certification of such termination of tenure as a Director, report to the Corporation for which the Former Participant or Terminated Participant served as a Director the value of the Deferred Compensation Account of such Former Participant or Terminated Participant as of the last day of the calendar year for which he serves as a Director. Such Corporation shall thereupon pay to the Former Participant or Terminated Participant the value of his or her Deferred Compensation Account beginning on the first business day of the calendar year next following the termination of his or her tenure as a director in the form determined pursuant to Section 6.2. Notwithstanding the foregoing, the Committee may, in its discretion, determine to accelerate the payment of any balance in a Deferred Compensation Account of any Former Participant which is less than $10,000, provided that no such payment shall be made prior to the termination of the tenure of the Director for whose benefit the account is established.

     6.2   Form of Payment of Deferred Compensation. The distribution of the
           ----------------------------------------
Deferred Compensation Account balance of a Former Participant or Terminated Participant shall, unless otherwise determined by the Committee pursuant to this
Section 6.2, by payable in equal installments over a period of ten years. Notwithstanding the foregoing, the Committee may in its sole discretion make such payments in one of the following forms:

           (a)    in one lump-sum payment;

           (b)    in installments over a period of five years;

           (c) if elected by the Participant in his or her Deferred Compensation Election Form and if the tenure of the Participant or Former participant as a Director terminates before he attains age sixty-five, installments or in a lump-sum (as determined by the Committee) beginning as of the first business day of the calendar year following the year in which the Former Participant or Terminated Participant attains age sixty-five.

     6.3   Preference of Former Participant or Terminated Participant. In
           ----------------------------------------------------------
exercising its discretion under Section 6.2, the Committee shall consider, but shall not be bound by, any preference as to the form of payment expressed by a Former Participant or Terminated Participant. [Distributions may be made in cash or securities as the Committee shall determine.] Any undistributed balance in a Deferred Compensation Account during the payment of benefits hereunder shall be credited with interest as provided in Section 4.2.

                                   ARTICLE VII
                            Miscellaneous Provisions
                            ------------------------

     7.1   Participants' Rights Unsecured: No Duty to Invest. The rights of a
           -------------------------------------------------
Participant, Former Participant or Terminated Participant to receive any distribution hereunder shall be an unfunded and unsecured claim against the general assets of the Corporation for which the Director served. The Corporation shall have no obligation whatsoever to purchase or maintain any contract, policy, trust or other asset to fund or provide the benefits under this Plan and no such assets shall be subject to any prior claim by a Director or his or her beneficiary under this Plan. Neither the Committee nor any Corporation shall have any duty whatsoever to fund the obligations to make payment under the Plan or to invest any amounts credited to any Deferred Compensation Account or Stock Account established under the Plan.

     7.2   Administration of the Plan. The Plan shall be administered by the
           --------------------------
Human Resources Committee of the Board of Directors of First American Corporation. The Committee shall act by vote or written consent of a majority of its members.

     7.3   Amendment, Modification or Termination of Plan. The Plan may be
           ----------------------------------------------
amended or modified by the Committee or may be terminated by the Board of each Corporation with respect to its own Directors except that no action shall, without the consent of the affected Participant, or if appropriate a Participant's beneficiary, distributee or personal representative, reduce the amount credited to a Participant, Former Participant or Terminated Participant's Deferred Compensation Account or Stock Account or extend the time for payment of such account to the extent of the balance of such account as of the date of such amendment, modification or termination. In the event the Plan is terminated, the Board may, in its discretion, cause the immediate distribution of the balance of any Deferred Compensation Accounts or Stock Accounts pursuant to the terms of
Section 6.2.

     7.4   Governing Law. The Plan shall be governed, construed, administered
           -------------
and regulated in all respects by and under the laws of the State of Tennessee.


     7.5   Severability. If any of the provisions of the Plan shall be for any
           ------------
reason invalid or unenforceable, the remaining provisions shall nevertheless remain in full force and effect.

     7.6   Provisions of the Plan to Control. In the event of any conflict
           ---------------------------------
between the terms of the Plan as set forth in this instrument and any description of the Plan which may be furnished to the Participants or others, the Plan set forth herein shall control.

     7.7   Payment for Benefit of Incompetent. Payments of benefits under this
           ----------------------------------
Plan may be made to any incompetent who is entitled to receive payments hereunder by making the same to the legal representative, guardian or conservator of such incompetent.

     7.8   Account to be Charged Upon Payment. When any distribution or other
           ----------------------------------
payment is made to or for the benefit or on behalf of any party entitled to receive payments hereunder, the account held for benefit of such party shall be charged accordingly.

     7.9   Titles and Captions. The titles and captions to the Articles,
           -------------------
Sections and subsections in the Plan are placed herein for convenience of reference only, and in case of any conflict, the text of this instrument, rather than such titles, shall control.

     7.10  Restrictions on Alienation of Assignment. No amount, the payment of
           ----------------------------------------
which has been deferred under this Plan, shall be subject in any manner to anticipation, aberration, sale, transfer, assignment, pledge, encumbrance, levy or charge, and any attempt to so aberrate, sell, transfer, assign, pledge, encumber, levy or charge the same shall be void; nor shall any such amount be in any manner liable for or subject to the debts, contracts, liabilities, engagements, or torts of the person entitled to such benefit. The restraints in this Section 7.10 shall not apply to a Participant's personal representative.

     7.11  Withholding. There shall be deducted from all payments under this
           -----------
Plan the amount of any taxes required to be withhold by any federal, state or local government. The Participants and their beneficiaries, distributes and personal representatives shall bear any and all federal, foreign, state, local or other income or other taxes imposed on amounts paid under this Plan.

     7.12  Consent. By electing to become a Participant, each Director shall be
           -------
deemed conclusively to have accepted and consented to all terms of the Plan and all actions or decisions made by the Corporation, the Board, or the Committee with regard to the Plan. Such terms and consent shall also apply to and be binding upon the beneficiaries, distributes and personal representatives and other successors in interest of each Participant.

     7.13  Distribution Upon Emergency. If a Participant or any member of his or
           ---------------------------
her immediate family has sustained a serious illness or accident or requires funds for any emergency purpose, such Participant may submit a request to the Committee for a distribution from the Plan of such amount as may be necessary for such emergency purpose. The Committee shall have the right in its sole discretion to approve or disapprove (in whole or part) any such request. Any distribution to a Participant pursuant to this section shall be charged against such Participant's Deferred Compensation Account.

     7.14  Designation of Beneficiary. Each Participant may designate one or
           --------------------------
more beneficiaries and contingent beneficiaries to receive benefits in the event of the Participant's death by delivering a written designation thereof over such Participant's signature to the Committee. Such designation may be delivered at the time such Participant commences participation in the Plan, or thereafter. Upon the death of a Participant, the Participant's beneficiaries shall be entitled to payment of benefits in an amount and in the manner provided by the Plan. A Participant may designate different beneficiaries at any time by delivering a new written designation over the Participant's signature to the Committee. Any such designation shall become effective only upon its receipt by the Committee. The last effective designation received by the Committee shall supersede all prior designations. A designation of a beneficiary shall be effective only if the designated beneficiary survives the Participant. If an Participant fails to designate a beneficiary, or if no designated beneficiary survives the Participant, distribution shall be made to the Participant's estate. Whenever the rights of a Participant are stated or limited in the Plan, the Participant's beneficiaries shall be bound thereby.

     7.15  Transfer from Predecessor Plan. The account balances credited to the
           ------------------------------
Deferred Compensation Accounts in the Directors' Deferred Compensation Plans of First American National Bank of Knoxville, and First American National Bank-Eastern may be transferred to and become a part of this Plan. In this event, the amounts so transferred shall immediately become subject to all the provisions of this Plan as though they had been originally deferred hereunder.

     IN WITNESS WHEREOF, First America Corporation has caused this instrument to be executed this ____________ day of ____________________________,1996.

                                                      FIRST AMERICAN CORPORATION


                                                      By: ______________________


ATTEST: ______________________________